UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023

HNR ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HNRA	NYSE American
Redeemable warrants, exercisable for three quarters of one share of common stock at an exercise price of $11.50 per share	HNRAW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on February 10, 2022, HNR Acquisition Corp (the “Company” or “HNRA”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with EF Hutton, a division of Benchmark Investments, LLC (“EF Hutton”), in connection with the consummation of the Company’s initial public offering (the “IPO”). Pursuant to the Underwriting Agreement, the principal sum of $2,587,500 was payable to EF Hutton upon consummation of the IPO (the “Deferred Underwriting Commission”).

On September 7, 2023, the Company and EF Hutton entered into a Satisfaction and Discharge of Indebtedness pursuant to Underwriting Agreement dated February 10, 2022 (the “Satisfaction”). Pursuant to the Satisfaction, EF Hutton agreed, in lieu of collecting the full amount of the Deferred Underwriting Commission in cash at the time of the closing of the Business Combination (as defined below), to accept as full satisfaction of the Deferred Underwriting Commission, the specific allocated payments of (1) $500,000 in cash on the date of the closing of the Business Combination (“Closing”) and (2) $1,300,000 in cash within 90 days of the Closing.

The foregoing description of the Satisfaction is qualified in its entirety by reference to the full text of the Satisfaction, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

As previously announced, on August 28, 2023, the Company, HNRA Upstream, LLC, a newly formed Delaware limited liability company which is managed by, and is a subsidiary of, the Company (“OpCo”), and HNRA Partner, Inc., a newly formed Delaware corporation and wholly owned subsidiary of OpCo (“SPAC Subsidiary”, and together with the Company and OpCo, “Buyer” and each a “Buyer”), entered into an Amended and Restated Membership Interest Purchase Agreement (the “A&R MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”) and, solely with respect to Section 6.20 of the A&R MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”), which amended and restated in its entirety the previously entered into membership interest purchase agreement between the parties thereto.

Attached as Exhibit 99.1 is an updated investor presentation for use by the Company in meetings with certain of its stockholders, investors, as well as other persons with respect to the proposed transactions contemplated by the A&R MIPA.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events

As previously reported, on May 11, 2023, the stockholders of the Company approved an amendment to the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate its initial business combination from May 15, 2023, by up to six (6) one-month extensions to November 15, 2023 (each of which we refer to as an “Extension”) provided that the Sponsor (or its affiliates or permitted designees) deposits into the trust account in which the proceeds of the IPO were placed (the “Trust Account”) the lesser of (x) $120,000 or (y) $0.04 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023, unless the closing of the Company’s initial business combination shall have occurred in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

On September 13, 2023, the Company issued a press release announcing that $120,000 had been deposited into the Trust Account on September 11, 2023, by the Sponsor’s designee to extend the date by which the Company has to consummate a business combination from its current termination date of September 15, 2023 (after prior Extensions) to October 15, 2023. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In addition, on September 13, 2023, the Company issued a press release announcing that it had filed an updated preliminary proxy statement. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

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Additional Information

In connection with the proposed business combination (the “Business Combination”) between HNRA and Seller, HNRA intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement to be filed by HNRA relating to the Business Combination. HNRA will mail a definitive proxy statement and other relevant documents to its stockholders at such time as it is filed (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that HNRA will send to its stockholders in connection with the Business Combination. Investors and security holders of HNRA are advised to read, when available, the Proxy Statement in connection with HNRA’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the Proxy Statement will contain important information about the Business Combination and the parties to the Business Combination.  The Proxy Statement will be mailed to stockholders of HNRA as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: HNR Acquisition Corp, Attention: David M. Smith, Chief Legal Officer and Secretary, 3730 Kirby Drive, Suite 1200, Houston, TX 77098.

Participants in the Solicitation

HNRA, Seller and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of HNRA’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of HNRA’s directors and officers in HNRA’s filings with the SEC, including the Proxy Statement to be filed with the SEC by HNRA, and such information and names of Seller’s directors and executive officers will also be in the Proxy Statement to be filed with the SEC by HNRA.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
1.1	Satisfaction and Discharge of Indebtedness pursuant to Underwriting Agreement dated February 10, 2022, by and between the Company and EF Hutton, dated September 7, 2023.
99.1	Investor Presentation updated as of September 2023.
99.2	Press release of HNR Acquisition Corp titled Extension of Timing for Initial Business Combination, dated September 13, 2023.
99.3	Press release of HNR Acquisition Corp titled Filing of Updated Preliminary Proxy Statement, dated September 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 13, 2023	HNR Acquisition Corp

	By:	/s/ Donald H. Goree
	Name:	Donald H. Goree
	Title:	Chief Executive Officer

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